Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

Smith & Wesson Holding Corp.

(413) 747-6284

lsharp@smith-wesson.com

Smith & Wesson Holding Corporation Reports

First Quarter Fiscal 2016 Financial Results

- Net Sales of $147.8 Million for First Quarter

- First Quarter GAAP Net Income Per Diluted Share of $0.26

- First Quarter Non-GAAP Net Income Per Diluted Share of $0.32

- Company Raises Full Year Fiscal 2016 Revenue and Net Income Outlook

SPRINGFIELD, Mass., August 27, 2015 — Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC), a leader in firearm manufacturing and design, today announced financial results for the fiscal first quarter ended July 31, 2015.

First Quarter Fiscal 2016 Financial Highlights

•	Quarterly net sales were $147.8 million, an increase of 12.1% from the first quarter last year. Firearms division net sales of $134.4 million increased by 1.9% from the comparable quarter last year. Accessories division net sales of $13.3 million increased by 29.9% from the comparable quarter last year, which was prior to the company’s acquisition of Battenfeld Technologies, Inc. (BTI) on December 11, 2014.

•	Gross margin for the quarter was 39.8% compared with 37.2% in the prior year.

•	Quarterly GAAP net income was $14.4 million, or $0.26 per diluted share, compared with $14.6 million, or $0.26 per diluted share, for the first quarter last year. First quarter 2016 GAAP net income per diluted share included an expense of $0.08 related to the previously announced redemption of the company’s 5.875% Senior Notes, an expense of $0.04 for acquisition amortization related to the acquisition of BTI, an expense reduction of $0.03 related to an insurance settlement, and a tax benefit for the foregoing items of $0.03.

•	Quarterly non-GAAP net income was $17.7 million, or $0.32 per diluted share, compared with $14.9 million, or $0.27 per diluted share, for the first quarter last year.

•	Quarterly non-GAAP Adjusted EBITDAS was $38.8 million, or 26.3% of net sales.

James Debney, Smith & Wesson Holding Corporation President and Chief Executive Officer, said, “Our first quarter results exceeded our expectations for sales and net income in both our firearms and accessories divisions. Higher revenue in our firearms division was driven by strong orders for our M&P®15 Sport™ rifles, our Thompson/Center Venture™ bolt-action rifles and our M&P Shield™ polymer pistols. Our accessories division, which was established less than one year ago, also continued to deliver excellent results, with revenue and gross margins that were positive from the year-ago quarter. During the quarter, we introduced limited edition models of our M&P BODYGUARD® 380 pistol and Model 642 J-Frame Revolver, and product development teams in both our firearm and accessories divisions continued to prepare several new products and extensions for launch at SHOT Show® 2016. Based upon our performance for the first quarter and our current outlook for the remainder of fiscal 2016, we are raising our full year revenue and net income guidance.”

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, said, “Strong gross margins in the quarter were driven by a number of factors, including favorable standard margins in the accessories division and increased production volumes in the firearms division. Operating cash flow was positive at $16.6 million despite our seasonal inventory build as we prepare for the upcoming fall hunting and holiday shopping seasons. As a result, cash during the quarter increased by $13.2 million to $55.4 million. We ended the first quarter with no borrowings on our $175.0 million revolving line of credit.”

Financial Outlook

	Range for the Three Months Ending October 31, 2015		Range for the Year Ending April 30, 2016
Net sales (in thousands)	$135,000	$140,000	$610,000	$620,000

GAAP income per share - diluted	$0.16	$0.18	$0.99	$1.04
Amortization of acquired intangible assets	0.05	0.05	0.19	0.19
Debt extinguishment costs	—	—	0.03	0.03
Bond premium paid	—	—	0.05	0.05
Insurance recovery costs	—	—	(0.03)	(0.03)
Tax effect of non-GAAP adjustments	(0.02)	(0.02)	(0.09)	(0.09)

Non-GAAP income per share - diluted	$0.19	$0.21	$1.14	$1.19

Conference Call and Webcast

The company will host a conference call and webcast today, August 27, 2015, to discuss its first quarter fiscal 2016 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call will be webcast live and is scheduled to begin at 5:00 p.m. Eastern Time. The live audio broadcast and replay of the conference call can be accessed on Smith & Wesson’s website at www.smith-wesson.com (Windows Media is required). Those interested in listening to the conference call via telephone may call directly at 617-597-5376 and reference conference code 99442253. No RSVP is necessary. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income” and “Adjusted EBITDAS” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) TCA accessories transition costs, (iii) discontinued operations, (iv) insurance recovery costs, (v) acquisition-related costs, (vi) bond premium, (vii) debt extinguishment costs, (viii) the tax effect of non-GAAP adjustments, (ix) interest expense, (x) income taxes, (xi) depreciation and amortization, (xii) stock-based compensation expense, (xiii) DOJ and SEC costs, (xiv) payments for acquisitions, and (xv) receipts from note receivables; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson

Smith & Wesson Holding Corporation (NASDAQ Global Select: SWHC) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality firearms, related products, and training to the global military, law enforcement, and consumer markets. The company’s firearms division brands include Smith & Wesson®, M&P®, and Thompson/Center Arms™. As a leading provider of shooting, reloading, gunsmithing, and gun cleaning supplies, the company’s accessories division produces innovative, high-quality products under several brands, including Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, and Hooyman™ Premium Tree Saws. Smith & Wesson facilities are located in Massachusetts, Maine, Connecticut, and Missouri. For more information on Smith & Wesson, call (800) 331-0852 or log on to www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include our expectations regarding the favorable impact of an insurance settlement; our anticipated new products and extensions for launch at SHOT Show 2016; our plans regarding our seasonal inventory build and preparation for the upcoming fall hunting and holiday shopping season; and our expectations for net sales, GAAP net income per diluted share, and non-GAAP net income per diluted share for the second quarter of fiscal 2016 as well as net sales, GAAP net income per diluted share, and non-GAAP net income per diluted share for fiscal 2016. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our firearm accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2015.

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended
	July 31, 2015	July 31, 2014
	(In thousands, except per share data)
Net sales	$147,763	$131,869
Cost of sales	88,893	82,751

Gross profit	58,870	49,118

Operating expenses:
Research and development	2,396	1,457
Selling and marketing	9,219	7,947
General and administrative	17,438	14,039

Total operating expenses	29,053	23,443

Operating income	29,817	25,675

Other (expense)/income:
Other (expense)/income, net	(6)	(6)
Interest income	51	24
Interest expense	(7,251)	(1,984)

Total other (expense)/income, net	(7,206)	(1,966)

Income from operations before income taxes	22,611	23,709
Income tax expense	8,199	9,153

Net income	14,412	14,556
Net income per share:
Basic	$0.27	$0.27

Diluted	$0.26	$0.26

Weighted average number of common shares outstanding:
Basic	54,218	54,829
Diluted	55,477	56,145

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	July 31, 2015	April 30, 2015
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$55,417	$42,222
Accounts receivable, net of allowance for doubtful accounts of $737 on July 31, 2015 and $722 on April 30, 2015	51,535	55,280
Inventories	90,086	76,895
Prepaid expenses and other current assets	9,815	6,306
Deferred income taxes	16,373	16,373

Total current assets	223,226	197,076

Property, plant, and equipment, net	134,184	133,844
Intangibles, net	70,536	73,768
Goodwill	76,057	75,426
Other assets	10,092	10,811

	$514,095	$490,925

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,952	$32,360
Accrued expenses	16,212	19,021
Accrued payroll	9,366	7,556
Accrued income taxes	4,893	4,224
Accrued taxes other than income	3,286	5,281
Accrued profit sharing	7,912	6,165
Accrued warranty	6,158	6,404
Current portion of notes payable	6,300	—

Total current liabilities	89,079	81,011
Deferred income taxes	33,453	33,905
Notes payable, net of current portion of notes payable	170,747	170,933
Other non-current liabilities	10,818	10,706

Total liabilities	304,097	296,555

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 69,931,033 shares issued and 54,368,411 shares outstanding on July 31, 2015 and 69,625,081 shares issued and 54,062,459 shares outstanding on April 30, 2015	70	70
Additional paid-in capital	220,530	219,198
Retained earnings	161,764	147,352
Accumulated other comprehensive (loss)/income	(43)	73
Treasury stock, at cost (15,562,622 shares on July 31, 2015 and April 30, 2015)	(172,323)	(172,323)

Total stockholders’ equity	209,998	194,370

	$514,095	$490,925

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended
	July 31, 2015	July 31, 2014
	(In thousands)
Cash flows from operating activities:
Net income	$14,412	$14,556
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,030	6,105
Loss/(gain) on sale/disposition of assets	63	(88)
Provisions for losses on accounts receivable	15	17
Stock-based compensation expense	1,545	1,579
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	3,730	5,213
Inventories	(13,191)	(11,601)
Prepaid expenses and other current assets	(3,509)	(2,239)
Income tax payable	669	8,752
Accounts payable	2,592	(2,184)
Accrued payroll	1,810	(8,377)
Accrued taxes other than income	(1,995)	(1,019)
Accrued profit sharing	1,747	1,250
Accrued expenses	(2,825)	(1,181)
Accrued warranty	(246)	(353)
Other assets	698	(110)
Other non-current liabilities	80	460

Net cash provided by operating activities	16,625	10,780

Cash flows from investing activities:
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	(24,095)
Refunds of deposits on machinery and equipment	835	—
Receipts from note receivable	21	21
Payments to acquire patents and software	(66)	(34)
Payments to acquire property and equipment	(7,940)	(14,588)

Net cash used in investing activities	(7,150)	(38,696)

Cash flows from financing activities:
Proceeds from loans and notes payable	105,000	75,000
Cash paid for debt issue costs	(918)	(2,337)
Payments on capital lease obligation	(149)	(150)
Payments on notes payable	(100,000)	—
Payments to acquire treasury stock	—	(30,040)
Proceeds from exercise of options to acquire common stock	634	424
Payroll taxes paid as a result of restricted stock unit withholdings	(1,661)	(444)
Excess tax benefit of stock-based compensation	814	61

Net cash provided by financing activities	3,720	42,514

Net increase in cash and cash equivalents	13,195	14,598
Cash and cash equivalents, beginning of period	42,222	68,860

Cash and cash equivalents, end of period	$55,417	$83,458

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$8,253	$3,010
Income taxes	6,816	639

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	July 31, 2015		July 31, 2014
	$	% of Sales	$	% of Sales
GAAP gross profit	$58,870	39.8%	$49,118	37.2%
Discontinued operations	52	0.1%	—	—

Non-GAAP gross profit	$58,922	39.9%	$49,118	37.2%

GAAP operating expenses	$29,053	19.7%	$23,443	17.8%
Amortization of acquired intangible assets	(2,073)	-1.4%	—	—
TCA accessories transition costs	(82)	-0.1%	—	—
Discontinued operations	(20)	0.0%	(95)	-0.1%
Insurance recovery costs	1,772	1.2%	—	—
Acquisition-related costs	—	—	(435)	-0.3%

Non-GAAP operating expenses	$28,650	19.4%	$22,913	17.4%

GAAP operating income	$29,817	20.2%	$25,675	19.5%
Amortization of acquired intangible assets	2,073	1.4%	—	—
TCA accessories transition costs	82	0.1%	—	—
Discontinued operations	72	0.0%	95	0.1%
Insurance recovery costs	(1,772)	-1.3%	—	—
Acquisition-related costs	—	—	435	0.3%

Non-GAAP operating income	$30,272	20.5%	$26,205	19.9%

GAAP net income	$14,412	9.8%	$14,556	11.0%
Bond premium paid	2,938	2.0%	—	—
Amortization of acquired intangible assets	2,073	1.4%	—	—
Debt extinguishment costs	1,723	1.2%	—	—
TCA accessories transition costs	82	0.1%	—	—
Discontinued operations	72	0.0%	95	0.1%
Insurance recovery costs	(1,772)	-1.2%	—	—
Acquisition-related costs	—	—	435	0.3%
Tax effect of non-GAAP adjustments	(1,857)	-1.3%	(195)	-0.1%

Non-GAAP net income	$17,671	12.0%	$14,891	11.3%

GAAP net income per share - diluted	$0.26		$0.26
Bond premium paid	0.05		—
Amortization of acquired intangible assets	0.04		—
Debt extinguishment costs	0.03		—
TCA accessories transition costs	0.00		—
Discontinued operations	0.00		0.00
Insurance recovery costs	(0.03)		—
Acquisition-related costs	—		0.01
Tax effect of non-GAAP adjustments	(0.03)		(0.00)

Non-GAAP net income per share - diluted	$0.32		$0.27

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2015	July 31, 2014
Net cash provided by operating activities	$16,625	$10,780
Net cash used in investing activities	(7,150)	(38,696)
Payments for the net assets of Tri-Town Precision Plastics, Inc.	—	24,095
Receipts from note receivable	(21)	(21)

Free cash flow	$9,454	$(3,842)

SMITH & WESSON HOLDING CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2015	July 31, 2014
GAAP net income	$14,412	$14,556
Interest expense	7,251	1,984
Income tax expense	8,199	9,153
Depreciation and amortization	8,999	5,839
Stock-based compensation expense	1,545	1,579
TCA accessories transition costs	82	—
Discontinued operations	72	95
Acquisition-related costs	—	435
DOJ/SEC costs, including insurance recovery costs	(1,770)	433

Non-GAAP Adjusted EBITDAS	$38,790	$34,074